Exhibit 99

                        Southcoast Financial Corporation
                          Third Quarter Earnings Report

Mt. Pleasant, S.C., October 27, 2009/ - Southcoast Financial Corporation (NASDAQ: SOCB) announced that it had unaudited net income of $304,000, or $.07 per basic share, for the quarter ended September 30, 2009. This compares to unaudited net loss of $889,000, or $0.20 per basic share, for the quarter ended September 30, 2008. The quarter ended September 30, 2009 earnings per share are based on 4,535,274 basic average shares compared to 4,542,304 basic average shares for the third quarter of 2008. Unaudited net income for the nine months ended September 30, 2009 was $1,029,000, or $0.23 per basic share, compared to $625,000, or $0.13 per basic share, for the same period in 2008. The nine months ended September 30, 2009 earnings per share are based on 4,528,821 basic average shares compared to 4,641,649 basic average shares for the first nine months of 2008.

Total assets as of September 30, 2009 were $510.6 million compared to $541.6 million as of September 30, 2008. Loans, excluding loans held for sale, decreased to $378.7 million from $408.6 million as of September 30, 2008. Deposits during the same period decreased to $342.5 million from $386.3 million. As of September 30, 2009, the ratio of nonperforming assets to total assets was 6.24% and the allowance for loan losses as a percentage of loans was 1.79%, reflecting the continuing decline of conditions in the Charleston market.

Southcoast Financial Corporation, headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina and nine branches in the Charleston, South Carolina area. Trading in Southcoast Financial Corporation's common stock is traded on the NASDAQ Global Market under the symbol SOCB.

Southcoast Financial Corporation
/ Contact William C. Heslop, Senior Vice President and
Chief Financial Officer, (843) 216-3019

Southcoast Financial Corporation
SELECTED FINANCIAL DATA
(dollars in thousands, except earnings per share)

                                                          Nine Months Ended
                                                          -----------------
                                                  September 09      September 08
                                                  ------------      ------------
                                                            (Unaudited)
INCOME STATEMENT DATA
   Net interest income .....................     $     10,071      $     11,298
   Provision for loan losses ...............            1,550             2,594
   Noninterest income ......................            3,387             1,646
   Noninterest expenses ....................           10,883             9,944
   Net income ..............................            1,029               625

PER SHARE DATA
 Net income per share
    Basic ..................................     $       0.23      $       0.13
    Diluted ................................     $       0.23      $       0.13

BALANCE SHEET DATA
  Total assets .............................     $    510,569      $    541,589
  Total deposits ...........................          342,528           386,335
  Total loans (net of allowance) ...........          371,946           402,738
  Investment securities ....................           51,901            67,804
  Other borrowings .........................           97,820            85,486
  Junior subordinated debentures ...........           10,310            10,310
  Shareholders' equity .....................           55,564            55,064

Average shares outstanding
  Basic ....................................        4,528,821         4,641,649
  Diluted ..................................        4,528,821         4,641,649

Key ratios
  Equity to asset ratio ....................            10.88%            10.17%
  Non-performing assets to assets* .........             6.24%             2.38%
  Reserve to loans .........................             1.79%             1.43%
  Net Interest margin ......................             3.10%             3.33%
  Return on assets .........................             0.27%             0.16%
  Return on equity .........................             2.48%             1.41%

* Includes nonaccrual loans, loans past due 90 days and still accruing, and other real estate owned

                                                Southcoast Financial Corporation
                                                  Consolidated Balance Sheets

                                                      September 30  September 30
                                                          2009          2008
                                                          ----          ----
                                                      (Unaudited)   (Unaudited)
Assets
Cash and due from banks ........................       $ 23,873        $ 16,007
Federal Funds sold .............................              8             585
Investments ....................................         51,901          67,804
Loans held for sale ............................          1,061             150
Loans ..........................................        378,742         408,583
Less: Allowance for loan losses ................          6,796           5,845
                                                       --------        --------
Net loans ......................................        371,946         402,738
Fixed assets ...................................         23,077          23,814
Other assets ...................................         38,703          30,491
                                                       --------        --------
    Total Assets ...............................       $510,569        $541,589
                                                       ========        ========
Liabilities & Shareholders' Equity
Deposits:
 Non-interest bearing ..........................         27,368          29,224
 Interest bearing ..............................        315,160         357,111
                                                       --------        --------
    Total deposits .............................        342,528         386,335
Other borrowings ...............................         97,820          85,486
Other liabilities ..............................          4,347           4,394
Junior subordinated debentures .................         10,310          10,310
                                                       --------        --------
    Total liabilities ..........................        455,005         486,525

Shareholders' Equity
 Common Stock ..................................         53,550          53,537
 Retained Earnings and OCI .....................          2,014           1,527
                                                       --------        --------
    Total shareholders' equity .................         55,564          55,064
                                                       --------        --------
    Total Liabilities and
     Shareholders' equity ......................       $510,569        $541,589
                                                       ========        ========

Book Value Per Share ...........................       $  12.25        $  12.14
Reserve to Loans Ratio .........................           1.79%           1.43%



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
                                                                                 Southcoast Financial Corporation
                                                                                  Consolidated Income Statements
                                                                        (Dollars in thousands, except earnings per share)

                                                                      Nine Months Ended                   Three Months Ended
                                                                      -----------------                   ------------------
                                                            September 30,        September 30,       September 30,     September 30,
                                                            -------------        -------------       -------------     -------------
                                                                2009                2008                2009                2008
                                                             (Unaudited)         (Unaudited)          (Unaudited)       (Unaudited)
Interest Income
 Interest and fees on loans .........................        $    17,321         $    20,597         $     5,525        $     6,794
 Interest on investments ............................              1,997               2,651                 560                917
 Interest on Fed funds sold .........................                  2                  35                   1                 16
                                                             -----------         -----------         -----------        -----------
   Total interest income ............................             19,320              23,283               6,086              7,727

Interest expense ....................................              9,249              11,985               2,645              3,972
                                                             -----------         -----------         -----------        -----------
   Net interest income ..............................             10,071              11,298               3,441              3,755
Provision for loan losses ...........................              1,550               2,594               1,000              1,484
                                                             -----------         -----------         -----------        -----------
   Net interest income after provision ..............              8,521               8,704               2,441              2,271

Noninterest income ..................................              3,387               1,646               1,108                138
                                                             -----------         -----------         -----------        -----------
   Total operating income ...........................             11,908              10,350               3,549              2,409

Noninterest expense
 Salaries and benefits ..............................              5,553               5,826               1,759              2,390
 Occupancy and equipment ............................              2,037               1,781                 651                616
 Other expenses .....................................              3,293               2,337                 833                915
                                                             -----------         -----------         -----------        -----------

   Total noninterest expense ........................             10,883               9,944               3,243              3,921

Income before taxes .................................              1,025                 406                 306             (1,512)

Income tax expense ..................................                 (4)               (219)                  2               (623)
                                                             -----------         -----------         -----------        -----------
Net income ..........................................        $     1,029         $       625         $       304        ($      889)
                                                             ===========         ===========         ===========        ===========
Basic net income per share ..........................        $      0.23         $      0.13         $      0.07        ($     0.20)

Diluted net income per share ........................        $      0.23         $      0.13         $      0.07        ($     0.20)

Average number of shares
    Basic ...........................................          4,528,821           4,641,649           4,535,274          4,542,304
    Diluted .........................................          4,528,821           4,641,649           4,535,274          4,542,304